UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

Cytokinetics, Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Oyster Point Boulevard
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 624-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYTK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On February 22, 2023, the Compensation & Talent Committee of the Board of Directors (the “Committee”) of Cytokinetics, Incorporated (the “Company” or the “Registrant”) determined that the Company met 82% of its corporate goals for 2022. This determination was based on the Committee’s assessment of performance related to the advancement of research programs into development, enrollment and completion of clinical trials, obtaining results from clinical trials, completion of certain commercial readiness activities for the potential commercial launch of omecamtiv mecarbil, achieving certain regulatory objectives in connection with omecamtiv mecarbil, achieving fundraising goals, managing to financial objectives and achieving certain patient-centricity, compliance and diversity and inclusion objectives.

Also, on February 22, 2023, the Committee voted to approve salary increases, payment of a cash bonus and equity awards for the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) as identified in the Company's 2022 proxy statement in connection with the performance of the Company and such officers for the fiscal year ended December 31, 2022. The bonus payments to the named executive officers were based on the individual executive’s performance relative to their specified goals, the Company’s performance relative to specified corporate goals, and other factors, including each executive’s compensation relative to the Company’s peer companies. The Committee exercised discretion in determining each individual’s overall achievement level. The salary increases for our named executive officers, which are effective as of March 1, 2023, were based on a review of each officer’s respective 2022 performance relative to both the Company’s and the individual’s goals, the role each executive is expected to play in 2023, competitive salary data provided by third-party executive compensation consultants and other factors.

The 2023 base salaries, 2023 target cash bonus amounts and cash bonus payments for 2022 performance for each of our named executive officers are listed in Exhibit 99.1 attached hereto and incorporated herein by reference.

Additional information regarding compensation of the named executive officers, including the factors considered by the Committee in determining compensation, will be included in the Company’s proxy statement for its 2023 Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Compensation Information for the Company's Named Executive Officers.
104	The cover page of this report has been formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date:	February 24, 2023	By:	/s/ Ching Jaw
Ching Jaw Senior Vice President, Chief Financial Officer